UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 26, 2016

Date of Report (Date of Earliest Event Reported)

RENASANT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Renasant Corporation (the “Company”) held its 2016 Annual Meeting of Shareholders on April 26, 2016. Proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitations. At the meeting, shareholders voted on the following proposals:

•	Election of one Class 1 director to serve a two-year term expiring in 2018;

•	Election of five Class 2 directors, each to serve a three-year term expiring in 2019;

•
Approval of an amendment to the Company’s 2011 Long-Term Incentive Compensation Plan (the “2011 LTIP”) to increase the number of shares of common stock available for grant, award or issuance under the plan;

•	Approval of the performance measures related to the grant and award of performance-based compensation under the 2011 LTIP;

•
Approval of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $5.00 per share, from 75,000,000 shares to 150,000,000 shares; and

•	Ratification of the appointment of HORNE LLP as our independent registered public accountants for 2016.

All of the Company’s nominees for directors as listed in the proxy statement were elected with the following vote:

	Votes “For”	Votes Withheld
Class 1 Director (term expiring in 2018)
Fred F. Sharp	25,744,351	836,844

Class 2 Director (term expiring in 2019)
John M. Creekmore	21,459,493	5,121,702
Jill V. Deer	25,784,629	796,566
Neal A. Holland, Jr.	23,137,943	3,443,252
E. Robinson McGraw	24,705,843	1,875,352
Hollis C. Cheek	25,781,761	799,434

There were 5,967,338 broker non-votes for each director on these proposals.

The amendment to the Company’s 2011 LTIP to increase the number of shares of common stock available for grant, award or issuance under the plan was approved with the following vote:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
25,123,170	1,379,020	79,005	5,967,338

The approval of performance measures related to the grant and award of performance-based compensation under the 2011 LTIP was approved with the following vote:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
25,301,139	1,093,217	186,839	5,967,338

The amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $5.00 per share, from 75,000,000 shares to 150,000,000 shares was approved with the following vote:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
26,129,323	6,281,033	138,177	—

The appointment of HORNE LLP as the Company’s independent registered public accountants for 2016 was ratified with the following vote:

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
32,265,272	226,528	56,733	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: April 27, 2016	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman and Chief Executive Officer